COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2023
Commitments And Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

23.	COMMITMENTS AND CONTINGENCIES

As of December 31, 2023, the Company has agreed to provide a $60.0 million guarantee in respect of the performance of its subsidiaries, and two subsidiaries of an affiliate of Hemen, under a bunker supply arrangement with TFG Marine, a related party. As of December 31, 2023, there are no amounts payable under this guarantee. In addition, should TFG Marine be required to provide a parent company guarantee to its bunker suppliers or finance providers then for any guarantee that is provided by the Trafigura Group and becomes payable, Frontline shall pay a pro rata amount based on its share of the equity in TFG Marine. The maximum liability under this guarantee is $6.0 million and there are no amounts payable under this guarantee as at December 31, 2023.

The Company has also entered into forward bunker purchase arrangements with TFG Marine which obligate the Company to purchase and take delivery of minimum quantities of low sulfur and high sulfur bunker fuel, at fixed prices, over the period from January 2024 to December 2024. As of December 31, 2023, the remaining commitments amounted to $53.7 million, all of which is expected to be paid in 2024.

The Company has paid $392.5 million to TFG Marine in the year ended December 31, 2023 in relation to bunker purchases (2022: $434.4 million, 2021: $240.5 million).

The Company insures the legal liability risks for its shipping activities with mutual protection and indemnity associations, who are members of the International Group of P&I Clubs. As a member of these mutual associations, the Company is subject to calls payable to the associations based on the Company's claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

The Company is a party, as plaintiff or defendant, to several lawsuits in various jurisdictions for unpaid charter hire, demurrage, damages, off-hire and other claims and commercial disputes arising from the operation of its vessels, in the ordinary course of business or in connection with its acquisition activities. The Company believes that the resolution of such claims will not have a material adverse effect on the Company's operations or financial condition individually and in the aggregate.

Refer to Note 12 for details of the remaining commitments related to the Acquisition. On October 9, 2023, Frontline and other Hemen Related Companies entered into a settlement agreement with Euronav. As part of the overall agreements, all rights and claims that Euronav had concerning the entering into, performance and termination of the combination agreement with Euronav and the arbitration action filed by Euronav in January 2023 following Frontline’s withdrawal from the combination agreement were terminated, against nil cash consideration.